                                                            Exhibit 4.1

                                                               EXECUTION COPY

                         FIRST SUPPLEMENTAL INDENTURE

          THIS FIRST SUPPLEMENTAL INDENTURE (this "First Supplemental Indenture"), dated as of October 18, 2002, is entered into by and between PG&E CORPORATION, a
California Corporation (the "Company"), and U.S. BANK, N.A., a national banking association, as trustee (the "Trustee").

                                  RECITALS

          WHEREAS, the Company and the Trustee entered into an Indenture, dated as of
June 25, 2002 (the "Indenture"), pursuant to which the Company issued its 7.50%
Convertible Subordinated Notes due 2007 (the "2007 Securities") (capitalized terms used herein without definition shall have the respective meanings ascribed to them in the
Indenture);

          WHEREAS, Section 10.2 of the Indenture provides, among other things, that the
Indenture may be amended or supplemented by the Company and the Trustee with the written consent of the Holders of at least a majority of the principal amount of the Securities;
and

          WHEREAS, the undersigned Holders collectively own 100% of the principal amount of the Securities presently outstanding;

          NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the
Trustee hereby agree as follows:

                                 ARTICLE 1

                          SUPPLEMENTS AND AMENDMENTS

          Section 1.1.     The Indenture is hereby amended by the deletion of the text
"7.50% Convertible Subordinated Notes due 2007" in each place it appears in the Indenture
(including, for the avoidance of doubt, in the exhibits thereto), and insertion of the text "9.50% Convertible Subordinated Notes due 2010" in lieu thereof.

          Section 1.2.     Section 1.1 of the Indenture is hereby amended by the
insertion of the following new definition "NEG" immediately after the definition of
"Majority Holders":

               "'NEG' shall mean PG&E National Energy Group, LLC, a Delaware limited liability company."

          Section 1.3.     The definition of "Restricted Security" set forth in
Section 1.1 of the Indenture is hereby amended by the deletion of the text "Exhibits A and B " and the insertion of the text "Exhibits A, B and C" in lieu thereof.

           Section 1.4.     The definition of "Stated Maturity" set forth in the
Indenture is hereby amended by the deletion of the text "June 30, 2007" and the insertion of the text "June 30, 2010" in lieu thereof.

          Section 1.5.     Section 3.1 of the Indenture is hereby amended by the
deletion of the text "POR Spin-Off" and the insertion of the text "the Spin Off of POR
Spin Co" in lieu thereof in section (iv) of the definition of "Change of Control."

          Section 1.6.     Section 7.1(2) of the Indenture is hereby amended by
inserting the text "or Section 13.1" after the text "Section 3.1" in the third line thereof.

          Section 1.7.     Sections 7.1(5), 7.1(6) and 7.1(7) of the Indenture are
hereby amended by inserting the following text after each time the text "Significant
Subsidiary" appears:  "(other than NEG and NEG's Subsidiaries)."

          Section 1.8.     Section 11.7(b) of the Indenture is hereby amended by
inserting the text ", commencing on the earlier of (i) the date one year after the date hereof and (ii) the effective date of the Shelf Registration Statement (as defined in the
Registration Rights Agreement)" after the text "The Company further covenants that" in the second sentence thereof.

          Section 1.9.     The Indenture is hereby amended by inserting the following new Article XIII:

                                "ARTICLE XIII
                        REPURCHASE AT OPTION OF HOLDER

     Section 13.1     Purchase of Securities at Option of the Holder on Purchase Date.
Upon delivery of the Purchase Notice pursuant to Section 13.2, each Holder shall have the right, at the Holder's option, to require the Company to repurchase, and upon the valid exercise of such right the Company shall repurchase, on June 30, 2007 (and only on such date) (the "Purchase Date"), all of such Holder's Securities, or any portion of the principal amount thereof; provided, that no single Security may be repurchased in part unless the portion of the principal amount of such Security to be outstanding after such repurchase is equal to an integral multiple of $1,000 (or any integral multiple of $1.00 in the case of a PIK Security) for a purchase price equal to the principal amount plus accrued and unpaid interest, including any Liquidated Damages and Pass-Through Dividends, if any, payable with respect to such Security on the Purchase Date (the "Purchase Price")
and subject to satisfaction by or on behalf of the Holder of the requirements set forth in Section 13.2.

          Section 13.2     Exercise of Rights.  A Holder may exercise its rights
specified in Section 13.1 by delivering a written notice of purchase (a "Purchase
Notice") to the Paying Agent at any time no earlier than 90 days nor later than 60 days prior to the Purchase Date, specifying:

               (1)  the certificate number of the Security which the Holder will deliver to be purchased;

               (2)  the portion of the principal amount of the Security which the
Holder will deliver to be purchased; and

               (3)  that such Security shall be purchased pursuant to the terms and conditions specified in Section 5 of the Securities and in this Indenture.

          The delivery of such Security to the Paying Agent with the Purchase Notice
(together with all necessary endorsements) at the offices of the Paying Agent shall be a condition to the receipt by the Holder of the Purchase Price therefor.

          Any purchase by the Company contemplated pursuant to the provisions of
Section 13.1 and this Section 13.2 shall be consummated by the delivery by the Paying
Agent of the consideration to be received by the Holder on the Purchase Date.

          Notwithstanding anything herein to the contrary, any Holder delivering to the
Paying Agent the Purchase Notice contemplated by this Section 13.2 shall have the right to withdraw such Purchase Notice at any time prior to the close of business on the day which is 8 Business Days immediately preceding the Purchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 13.3.

          The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice or written withdrawal thereof.

     Section 13.3     Effect of Purchase Notice; Withdrawal.  Upon receipt by the
Paying Agent of a Purchase Notice as specified in Section 13.2, the Holder of the
Security in respect of which such Purchase Notice was given shall (unless such Purchase
Notice is withdrawn as specified in the following two paragraphs) thereafter be entitled to receive solely the Purchase Price with respect to such Security.  Such Purchase Price shall be paid to such Holder by the Paying Agent, (subject to the deposit of funds with the Paying Agent pursuant to Section 13.4), promptly following the later of (x) the
Purchase Date with respect to such Security (provided the conditions in Section 13.2 have been satisfied) and (y) the time of delivery of such Security to the Paying Agent by the
Holder thereof in the manner required by Section 13.2.  Securities in respect of which a
Purchase Notice has been given by the Holder thereof may not be converted pursuant to
Article 11 hereof on or after the date of the delivery of such Purchase Notice unless such Purchase Notice has first been validly withdrawn as specified in the following two paragraphs.

          A Purchase Notice may be withdrawn, in whole or in part, by means of a written notice of withdrawal delivered to the office of the Paying Agent at any time prior to the close of business on the day which is 8 Business Days immediately preceding the Purchase Date, specifying:

          (1)  the certificate number, if any, of the Security in respect of which such notice of withdrawal is being submitted;

          (2)  the principal amount of the Security with respect to which such notice of withdrawal is being submitted; and

          (3)  the principal amount, if any, of such Security which remains subject to the original Purchase Notice, and which has been or will be delivered for purchase by the
Company.

          The Paying Agent will promptly return to the respective Holders thereof any
Securities with respect to which a Purchase Notice has been withdrawn in compliance with this Indenture, in which case, upon such return, the Purchase Notice with respect thereto shall be deemed to have been withdrawn.

          Section 13.4   Deposit of Purchase Price.  On or before the Purchase Date, the Company shall deposit with the Paying Agent an amount of money sufficient to pay the
Purchase Price of all the Securities or portions thereof which are to be purchased as of the Purchase Date.

           Section 13.5     Securities Purchased in Part.  Any Security which is to be purchased only in part pursuant to the provisions of this Article XIII shall be surrendered to the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Paying Agent shall deliver such Security to the Company.
The Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of the Security so surrendered but not purchased; provided, however that each such new Security will be in a principal amount of
$1,000 or integral multiple thereof (or any integral multiple of $1.00 in the case of a
PIK Security).

          Section 13.6     Covenant to Comply With Securities Laws Upon Purchase of
Securities.  When complying with the provisions of Section 13.1 hereof, the Company shall, to the extent required by applicable law, (i) comply with Rule 13e-4 and Rule
14e-1 (or any successor provision) under the Exchange Act, (ii) file the related Schedule
TO (or any successor schedule, form or report) under the Exchange Act, and (iii)
otherwise comply with all Federal and state securities laws so as to permit the rights and obligations under Article XIII to be exercised in the time and in the manner specified herein.

          Section 13.7     Repayment to the Company.  The Trustee and the Paying Agent
shall return to the Company any cash that remains unclaimed as provided in Section 11 of the Securities, held by them for the payment of the Purchase Price; provided, however, that to the extent that the aggregate amount of cash deposited by the Company pursuant to
Section 13.4 exceeds the aggregate Purchase Price of the Securities or portions thereof which the Company is obligated to purchase as of the Purchase Date, then, unless otherwise agreed in writing with the Company, promptly after the Business Day following the Purchase Date, the Trustee shall return any such excess to the Company together with interest thereon (subject to the provisions of Section 8.1(f))."

          Section 1.10.    The Indenture is hereby amended by the substitution of
Exhibits A, B and C thereto with new Exhibits A, B and C in the respective forms attached to this First Supplemental Indenture as Exhibits A, B and C.  The 2007 Securities
outstanding on the date this First Supplemental Indenture becomes effective pursuant to
Section 2.2 below, shall be exchanged by the Trustee pursuant to Section 10.5 of the
Indenture for the form of Security attached hereto as Exhibit C.

                                 ARTICLE 2

                                MISCELLANEOUS

          Section 2.1.     This First Supplemental Indenture is supplemental to the
Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes.

          Section 2.2.     This First Supplemental Indenture shall become effective
immediately upon its execution and delivery by each of the Company, the Trustee and by each of the Holders.

          Section 2.3.     Except as specifically modified herein, the Indenture and
the Securities are in all respects ratified and confirmed and shall remain in full force and effect in accordance with their terms.

          Section 2.4.     Except as otherwise expressly provided herein, no duties,
responsibilities or liabilities are assumed, or shall be construed to be assumed, by the
Trustee by reason of this First Supplemental Indenture.  This First Supplemental
Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect.

          Section 2.5.     THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          Section 2.6.     The parties may sign any number of copies of this First
Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.  One signed copy is enough to prove this First Supplemental
Indenture.

                           [Signature Pages Follow]

          IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this First Supplemental Indenture on behalf of the respective parties hereto as of the date first above written.

                              PG&E CORPORATION

                              By:
                                  Name:
                                 Title:

                              U.S. BANK, N.A., as Trustee

                              By:
                                 Name:
                                  Title:

Acknowledged and consented to:

CITADEL CREDIT TRADING LTD.

By:                                Principal amount of
   Name:                           Securities owned:  $
   Title:

JACKSON INVESTMENT FUND LTD.

By:                                Principal amount of
   Name:                           Securities owned:  $
   Title:

CITADEL EQUITY FUND LTD.

By:                                Principal amount of
   Name:                           Securities owned:  $
   Title:

                                 EXHIBIT A

                       [FORM OF FACE OF GLOBAL SECURITY]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY
TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR
PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH
OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST
COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS
REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER,
PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE
THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS TO NOMINEES OF THE
DEPOSITORY TRUST COMPANY, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND
TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN
ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN ARTICLE TWO OF THE INDENTURE REFERRED TO ON
THE REVERSE HEREOF.

                              PG&E CORPORATION

                  9.50% Convertible Subordinated Notes due 2010

     No.                          CUSIP:
     Issue Date:  ______, 20__       Principal Amount:  $

     PG&E CORPORATION, a California corporation, promises to pay to Cede & Co. or registered assigns, the principal amount of _____________________ dollars ($__________)
on June 30, 2010.

     Interest Payment Dates:  June 30 and December 31, commencing December 31, 2002.

     Record Dates:  June 15 and December 15.

     Reference is hereby made to the further provisions of this Security set forth on the reverse side of this Security, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  _____, 20__         PG&E CORPORATION

                        By:

                        Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

U.S. BANK, N.A.,
as Trustee, certifies that this is one
of the Securities referred to in the
within-mentioned Indenture.

By__________________________________
     Authorized Signatory

Dated:  _______ __, 20__

                      [FORM OF REVERSE OF GLOBAL SECURITY]

                  9.50% Convertible Subordinated Notes due 2010

     This Security is one of a duly authorized issue of 9.50% Convertible Subordinated
Notes due 2010 (the "Securities") of PG&E Corporation, a California corporation
(including any successor corporation under the Indenture hereinafter referred to, the
"Company"), issued under an Indenture, dated as of June 25, 2002 (together with any supplemental indenture thereto, including the First Supplemental Indenture, dated as of
October 18, 2002,  the "Indenture"), between the Company and U.S. Bank, N.A., as trustee
(the "Trustee").  The terms of the Security include those stated in the Indenture, those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended
("TIA"), and those set forth in this Security.  This Security is subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of all such terms.  To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the
Indenture shall control.  Capitalized terms used but not defined herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

1.   Interest

     The Company promises to pay interest on the principal amount of the Securities at the interest rate of 7.50% (the "Prior Interest Rate") from June 25, 2002 until October
18, 2002 and interest at the interest rate of 9.50% (the "Interest Rate") from October
19, 2002 until repayment in full at June 30, 2010, or until an earlier repurchase.  The
Company promises to pay interest on any PIK Security issued by the Company at the
Interest Rate from the date of issuance of such PIK Security until repayment in full at
June 30, 2010, or until an earlier repurchase.  The Company will pay Interest on this
Security semi-annually in arrears on June 30 and December 31 of each year (each, an
"Interest Payment Date"), commencing December 31, 2002.

     Interest on the Securities shall be computed (i) for any full semi-annual period for which a particular Interest Rate is applicable, on the basis of a 360-day year of twelve 30-day months and (ii) for any period for which a particular Interest Rate is applicable for less than a full semiannual period for which Interest is calculated, on the basis of a 30-day month and, for such periods of less than a month, the actual number of days elapsed over a 30-day month.

     The Company shall have the right, at any time and from time to time, during the term of the Securities, to make payments of interest on any Interest Payment Date prior to the Maturity Date or to make payments on any accrued Liquidated Damages by issuing additional 9.50% Convertible Preferred Notes due 2010 (the "PIK Securities"), on not less than 30 days (and not more than 45 days) notice to the Trustee and notice to the Holders
(the "PIK Notice") prior to each such Interest Payment Date; provided that on the
Maturity Date the Company shall be required to pay all accrued and unpaid interest on the
Securities, and any outstanding Liquidated Damages, in cash, and no PIK Notice shall be given with respect to such last interest payment date.  The PIK Securities shall be issued under the Indenture and, except to the extent set forth in Section 2.14 of the
Indenture, shall in all respects be identical to the originally issued Securities.

     No PIK Securities may be issued in denominations of less than $1.00 of principal amount (and such PIK Securities must be issued in integral multiples of $1.00) and no fractional PIK Securities may be issued in lieu of cash interest pursuant to the fourth paragraph of this Section 1 and the Company shall, instead, pay a cash adjustment in the same manner as provided in the Indenture with respect to the conversion of Securities in shares of Common Stock.

     If this Security is repurchased by the Company on a date that is after the record date and prior to the corresponding Interest Payment Date, interest and additional amounts, if any, accrued and unpaid hereon to but not including the applicable Change of
Control Purchase Date, as the case may be, will be paid to the same Holder to whom the
Company pays the principal of this Security.

     A Holder of any Security at the close of business on a record date will be entitled to receive interest (including Liquidated Damages, if any) on such Security on the corresponding Interest Payment Date.  Interest on Securities converted after a record date but prior to the corresponding Interest Payment Date (other than any Security whose maturity is prior to such Interest Payment Date) will be paid to the Holder of the
Securities on the record date but, upon conversion, the Holder must pay the Company the interest, Liquidated Damages and Pass-Through Dividends, if any, which have accrued and will be paid on such Interest Payment Date upon receipt of such amounts from the Company.

     If the principal amount hereof or any portion of such principal amount or any interest, including the payment of Liquidated Damages and Pass-Through Dividends, if any,
on any Security is not paid when due (whether upon acceleration pursuant to Section 7.2 of the Indenture, upon the date set for repurchase pursuant to Section 13.1 of the
Indenture, upon the date set for payment of the Change of Control Purchase Price pursuant to Section 6 hereof or upon the Stated Maturity of this Security), then in each such case the overdue amount shall, to the extent permitted by law, bear interest at 1% over the then currently applicable rate, compounded semi-annually, which interest shall accrue from the date on which such overdue amount was originally due to the date of payment of such amount, including interest thereon, has been made or duly provided for.  All such interest shall be payable on demand.

     Subject to the record date provisions described in the Indenture, the Company shall pay to each Holder an amount per Security equal to the Cash Dividends, if any, paid by the Company per share of Common Stock multiplied by the principal amount of such Security divided by the Conversion Price in effect on the record date for such payment.  Pass-

Through Dividends, if any, will be payable on the payment date of each such Pass-Through
Dividend to Holders as of the record date for determination of the stockholders entitled to receive each such Pass-Through Dividend.

2.   Method of Payment.

     Except as provided below, interest and Liquidated Damages will be paid (i) on
Global Securities to DTC in immediately available funds or (ii) on Certificated
Securities, to the person in whose name Securities are registered at the close of business on the record date, (a) on any Certificated Securities having an aggregate principal amount of $5,000,000 or less, by check mailed to the Holders of such
Securities; (b) on any Certificated Securities having an aggregate principal amount of more than $5,000,000, by wire transfer in immediately available funds at the election of the Holders of those Securities; and (c) in the case of interest or Liquidated Damages payable in kind, by deposit or delivery of PIK Securities.

     At Stated Maturity the Company will pay principal and interest in cash on
Securities at the Company's office for payment, which initially will be the Corporate
Trust Office of the Trustee.

     Subject to the terms and conditions of the Indenture, the Company will make payments in cash in respect of the Change of Control Purchase Price and amounts payable at Stated Maturity to Holders who surrender Securities to the Paying Agent to collect such payments in respect of the Securities. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts.  However, the Company may make such cash payments by check payable in such money.

3.   Paying Agent, Conversion Agent and Registrar.

     Initially, U.S. Bank, N.A. (the "Trustee") will act as Paying Agent, Conversion
Agent and Registrar. The Company may appoint and change any of the Paying Agent,
Conversion Agent or Registrar without notice, other than notice to the Trustee.  Neither the Company nor any of its Subsidiaries nor any of their Affiliates may act as Paying
Agent, Conversion Agent or Registrar.

4.   Indenture.

     This Security is one of a duly authorized issue of Securities of the Company designated as its 9.50% Convertible Subordinated Notes due 2010, issued under the
Indenture.  The terms of this Security include those stated in the Indenture and those required by or made part of the Indenture by reference to the Trust Indenture Act of
1939, as amended, as in effect on the date of the Indenture.  This Security is subject to all such terms, and the Holder of this Note is referred to the Indenture and said Act for a statement of them.

     The Securities are general unsecured subordinated obligations of the Company limited to $280,000,000. Notwithstanding the foregoing, the aggregate principal amount of the Securities aggregate principal amount permitted to be outstanding at any time may exceed the amount set forth in the foregoing sentence only by an amount sufficient to permit payments of interest or Liquidated Damages in PIK Securities as provided for in the Indenture.

5.   Purchase By the Company at the Option of the Holder.

     Upon the valid delivery of the Purchase Notice no earlier than 90 days and no later than 60 days prior to June 30, 2007, the Holder shall have the right, at the option of the Holder, and subject to the terms and conditions of the Indenture, to require the
Company to repurchase, and the Company shall become obligated to repurchase, on June 30,
2007 (and only on such date), the Securities held by such Holder or any portion of the principal amount hereof, provided that the portion of the principal amount of the
Security to be outstanding after such purchase is at least equal to $1,000 (or in the case of a PIK Security, at least an integral multiple of $1.00) for a purchase price equal to the principal amount plus accrued and unpaid interest, including any Liquidated
Damages and Pass-Through Dividends, if any, payable with respect to such Security.  The
Purchase Price shall be paid in cash.

6.   Purchase By the Company at the Option of the Holder upon Change of Control.

     At the option of the Holder by provision of a Change of Control Purchase Notice and subject to the terms and conditions of the Indenture, the Company shall become obligated to offer to purchase the Securities held by such Holder or any portion of the principal amount hereof that is at least an integral multiple of $1,000 (or in the case of any PIK
Security, at least an integral multiple of $1.00), within 30 days after the occurrence of a Change of Control of the Company for a Change of Control Purchase Price equal to the principal amount plus accrued and unpaid interest, including any Liquidated Damages and
Pass-Through Dividends, if any, payable with respect to such Security on the Change of
Control Purchase Date.  The Change of Control Purchase Date shall be no earlier than 30 days nor later than 60 days after the delivery of the notice described in the preceding sentence. The Change of Control Purchase Price shall be paid in cash.

     Holders have the right to withdraw any Change of Control Purchase Notice, as the case may be, by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

     If cash sufficient to pay the Change of Control Purchase Price of all Securities or
portions thereof to be purchased as of the Change of Control Purchase Date is deposited with the Paying Agent, on the Business Day following the Change of Control Purchase Date, interest will cease to accrue on such Securities (or portions thereof) (including
Liquidated Damages and Pass-Through Dividends, if any) immediately after such Change of
Control Purchase Date, and the Holder thereof shall have no other rights as such other than the right to receive the Change of Control Purchase Price upon surrender of such
Security.

7.   Conversion.

     (a)  Subject to and in compliance with the provisions of the Indenture, a Holder shall have the right, at such Holder's option, to convert all or any portion, if the portion to be converted is $1,000 or an integral multiple $1,000 (or, in the case of a
PIK Security, the portion to be converted may be $1.00 or an integral multiple of $1.00), of such security into fully paid and nonassessable shares of Common Stock at the
Conversion Price in effect on the Conversion Date.

     (b)  No Holder may convert any Security to the extent that, immediately following any such conversion and upon receipt of any shares of Common Stock issuable upon such conversion, such Holder would either (i) become or be included in any person, including any syndicate or group deemed to be a "person" under Section 13(d)(3) of the Exchange
Act, that is the single largest holder of voting power represented by the Company's capital stock (or otherwise become the single largest holder of the Common Stock) (the
"Shareholder Limitation") or (ii) beneficially own or be included in any "person" that beneficially owns in excess of 4.9% of the voting power represented by the Company's capital stock (or otherwise beneficially own in excess of 4.9% of the outstanding Common
Stock) (the "4.9% Limitation") after, in either case, giving effect to such conversion
(the Shareholder Limitation and the 4.9% Limitation are collectively referred to herein as the "Conversion Limitations"). The determinations of the number of shares that (i)
constitute 4.9% of the outstanding Common Stock or voting power and (ii) are held by the largest holder will be made in reliance upon the information contained in publicly available filings made with the SEC unless the Company is aware that such information is incorrect and has made the correct information public and disclosed such information to the Holders at the time of any such proposed conversion. In order to facilitate compliance with the foregoing, each Holder will be required to make a representation that it and its Affiliates will comply with the Conversion Limitations immediately after converting any Security and receipt of any shares of Common Stock issuable upon such conversion.

     (c)  Notwithstanding the Shareholder Limitation, however, a Holder may convert
Securities that would otherwise cause such Holder to hold shares of Common Stock in excess of the Shareholder Limitation if, as to such excess number of shares of Common
Stock, (the "Excess Shares"), such Holder (i) irrevocably covenants to the Company to sell such Excess Shares within 10 days after the date of conversion and (ii) confirms that it has, on or prior to such conversion date, entered into a binding arrangement to sell the Excess Shares within 10 days after such conversion date either (a) in a regular way transaction on a national securities exchange (or the principal market where the shares of Common Stock are then traded) or (b) to one or more persons that are not
"affiliates" (used herein as defined in Rule 144 promulgated under the Securities Act) of such Holder ("Third Parties"), each of whom represents for the benefit of the company that, upon purchase of the applicable Excess Shares, such Third Party, together with its affiliates, will not be the beneficial owner of a number of shares of Common Stock in excess of the Shareholder Limitation.  In addition, such Holder, by converting its securities, shall be deemed to agree to vote the applicable Excess Shares only in accordance with the recommendations of the Board of Directors of the Company or any Third
Party that has agreed to purchase such shares, if any record date for a vote of the
Common Stock is established for any day between the conversion date and the consummation of the sale of the applicable Excess Shares. The Shareholder Limitation will cease to have any force and effect upon consummation of a Spin-Off of POR Spin-Co, if, on the date that is 14 days after delivery to the Company of a request by the Majority Holders to such effect (which request may be given no more than once during any 180-day period), the
Company shall not have delivered a certificate to the Holders stating that the removal of the Shareholder Limitation would, in the good faith judgment of the Company, not be consistent with the applicable regulatory or other legal requirements.

     A Security in respect of which a Holder has delivered a Change of Control Purchase
Notice, exercising the option of such Holder to require the Company to purchase such
Security, may be converted only if such Change of Control Purchase Notice is withdrawn in accordance with the terms of the Indenture.

     The initial Conversion Price shall be $15.0873, subject to adjustment in certain events described in the Indenture.

     To surrender a Security for conversion, a Holder must (1) complete and manually sign the conversion notice below (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent, (2) surrender the Security to the Conversion Agent, (3) furnish appropriate endorsements and transfer documents and (4)
pay any transfer or similar tax, if required.

     No fractional shares of Common Stock shall be issued upon conversion of any
Security.  Instead of any fractional share of Common Stock that would otherwise be issued upon conversion of such Security, the Company shall pay a cash adjustment as provided in the Indenture.

     If the Company (i) is a party to a consolidation, merger or binding share exchange,
(ii) reclassifies the Common Stock or (iii) conveys, transfers or leases its properties and assets substantially as an entirety to any Person, the right to convert a Security into shares of Common Stock may be changed into a right to convert it into securities, cash or other assets of the Company or such other Person, in each case in accordance with the Indenture.

8.   Subordination of Securities.

     The indebtedness evidenced by the Securities is, to the extent and in the manner provided in Article 5 of the Indenture, expressly subordinate and subject in right of payment to the prior payment in full of all Senior Debt of the Company, as defined in the
Indenture, whether outstanding at the date of the Indenture or thereafter incurred, and this Security is issued subject to the provisions of the Indenture with respect to such subordination.  Each Holder of this Security, by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee his or her attorney-in-fact for such purpose.

     No reference herein to the Indenture and no provision of this Security or of the
Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest (including the Change of Control
Purchase Price, Liquidated Damages or Pass-Through Dividends, if any) on this Security at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

9.   Denominations; Transfer; Exchange.

     The Securities are in fully registered form, without coupons, in denominations of
$1,000 of principal amount and integral multiples of $1,000 (or in the case of PIK
Securities, denominations of $1.00 of principal amount and integral multiples of $1.00).
A Holder may register, transfer or exchange of Securities in accordance with the
Indenture.  The Registrar may require a Holder, among other things, to furnish appropriate endorsements, legal opinions and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.  The Registrar need not transfer or exchange any Securities in respect of which a Change of Control Purchase Notice has been given and not withdrawn.

10.  Persons Deemed Owners.

     The registered Holder of this Security shall be treated as the owner of this
Security for all purposes.

11.  Unclaimed Money or Securities.

     The Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years after the date upon which such payment shall have been due.  After payment to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person after the date upon which such payment shall have become due.

12.  Amendment; Waiver.

     Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the
Securities may be amended with the written consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities and (ii) certain Defaults may be waived with the written consent of the Holders of a majority in aggregate principal amount of the outstanding Securities.  The Indenture and the Securities may also be amended by the Company and the Trustee, without the consent of any Holder, in certain circumstances set forth in the Indenture; provided, that certain provisions of the
Indenture and the Securities may not be amended without the consent of each affected
Holder.

13.  Defaults and Remedies.

     If any Event of Default with respect to the Securities shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

14.  Trustee Dealings with the Company.

     Subject to certain limitations imposed by the TIA, the Trustee under the Indenture,

in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its
Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

15.  No Recourse Against Others.

     A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the
Indenture or for any claim based on, in respect of or by reason of such obligations or their creation.  By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the
Securities.

16.  Authentication.

     This Security shall not be valid until an authorized signatory of the Trustee manually signs the Trustee's Certificate of Authentication on the other side of this
Security.

17.  Abbreviations.

     Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN
(=joint tenants with right of survivorship and not as tenants in common), CUST
(=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

18.  GOVERNING LAW.

     THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THIS SECURITY.

19.  Requests for Copies.

     The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture and, if requested, a copy of this Security in larger type.
Requests may be made to:

     PG&E CORPORATION
     One Market, Spear Tower
     Suite 2400
     San Francisco, California  94105
     Attention:  Assistant Treasurer
     Facsimile:  (415) 267-7625
     Telephone:  (415) 267-7052

     with a copy to:

     PG&E Corporation
     One Market, Spear Tower
     Suite 2400
     San Francisco, California 94105
     Attention:  Chief Counsel—Corporate
      Facsimile:  (415) 817-8225
     Telephone:  (415) 817-8200

20.  Registration Rights.

     The Holders of the Securities are entitled to the benefits of the Resale
Registration Rights Agreement, dated as of June 25, 2002, between the Company and the purchasers identified on the signature pages thereto, including the receipt of Shelf

Liquidated Damages upon a Registration Default (as defined in such agreement).

ASSIGNMENT FORM	CONVERSION NOTICE
To assign this Security fill in the form below:	To convert this Security into Common Stock of the Company check the box [ ]

I or we assign and transfer this Security to

   __________________________________________

   __________________________________________
 (Insert assignee's soc. sec. or tax ID no.)

   __________________________________________

   __________________________________________

   __________________________________________
 (Print or type assignee's name, address and   zip code)

  and irrevocably appoint____________________
  agent to transfer this Security on the   books of the Company.  The agent may   substitute another to act for him.

To convert only part of this Security, state the principal amount to be converted (which must be $1,000 or an integral multiple of $1,000 or in the case of any PIK Security $1.00 or an integral multiple of $1.00):

If you want the stock certificate made out in another person's name fill in the form below:

________________________________________

________________________________________
(Insert the other person's soc. sec. Tax ID no.)
________________________________________

________________________________________

________________________________________
(Print or type other person's name, address and zip code)

The undersigned, on behalf of itself and its affiliates, hereby represents to the Company that upon and immediately after the conversion of Securities into shares of Common Stock, it and its affiliates are and                                 will be in compliance with the Conversion Limitations applicable to such Securities pursuant to paragraph 6 of this Security.

Date:  __________ Your Signature:  _________________________________

_________________________________________________________________________
   (Sign exactly as your name appears on the other side of this Security)

Signature Guaranteed

________________________________
Participant in a Recognized Signature
Guarantee Medallion Program

By:_____________________________
                 Authorized Signatory

              SCHEDULE OF INCREASES AND DECREASES OF GLOBAL SECURITY

       Initial Principal Amount of Global Security: ____________($___________).

Date	Amount of Increase in Principal Amount of Global Security	Amount of Decrease in Principal Amount of Global Security	Principal Amount of Global Security After Increase or Decrease	Notation by Registrar or Security Custodian

                                 EXHIBIT B

                     [FORM OF FACE OF 144A GLOBAL SECURITY]

THE SECURITY EVIDENCED BY THIS CERTIFICATE AND ANY SHARES OF COMMON STOCK ISSUABLE UPON
THE CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE
OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY
ACQUISITION HEREOF, THE HOLDER:

(1)  REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A
UNDER THE SECURITIES ACT (A "QIB"); OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR"
(AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT)
(AN "IAI");

(2)  AGREES THAT IT WILL NOT, (I) WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k)
(TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF
APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS
SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY
SUBSIDIARY THEREOF, (B) TO A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A
QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES
IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D)
PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT
(IF AVAILABLE), (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A
SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE
REGISTRATION OF TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM
THE TRUSTEE) AND AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN
COMPLIANCE WITH THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT
UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE
SECURITIES LAWS, OR (II) AFTER THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO
ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE
SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, PROVIDE A
REPRESENTATION TO THE COMPANY THAT IT HAS HELD THE SECURITY EVIDENCED BY THIS CERTIFICATE
FOR A PERIOD OF TWO YEARS AND IS NOT AN AFFILIATE (AS SUCH TERM IS DEFINED IN RULE 144
UNDER THE SECURITIES ACT);

(3)   AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST
HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND;

(4)  AGREES THAT IT WILL, IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY
INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO IN CLAUSE 2(I) OF THIS LEGEND,
COMPLETE AND DELIVER A TRANSFER CERTIFICATE, THE FORM OF WHICH IS AVAILABLE FROM THE
TRUSTEE TO THE TRUSTEE.  AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED
STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S
UNDER THE SECURITIES ACT.  THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO
REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING
RESTRICTIONS.

          The foregoing legend may be removed from this Security on satisfaction of the conditions specified in the Indenture.

                              PG&E CORPORATION

                  9.50% Convertible Subordinated Notes due 2010

     No.                              CUSIP:
     Issue Date:  ______, 20__       Principal Amount:  $

     PG&E CORPORATION, a California corporation, promises to pay to Cede & Co. or
registered assigns, the principal amount of  _________________ dollars ($               )
on June 30, 2010.

     Interest Payment Dates:  June 30 and December 31, commencing December 31, 2002.

     Record Dates:   June 15 and December 15.

     Reference is hereby made to the further provisions of this Security set forth on the reverse side of this Security, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  _____, 20__          PG&E CORPORATION

                        By:

                        Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

U.S. BANK, N.A.,
as Trustee, certifies that this is one
of the Securities referred to in the
within-mentioned Indenture.

By__________________________________
     Authorized Signatory

Dated:  _______ __, 20__

                   [FORM OF REVERSE OF 144A GLOBAL SECURITY IS
                       IDENTICAL TO REVERSE OF EXHIBIT A]

                                 EXHIBIT C

                     [FORM OF FACE OF CERTIFICATED SECURITY]

THE SECURITY EVIDENCED BY THIS CERTIFICATE AND ANY SHARES OF COMMON STOCK ISSUABLE UPON
THE CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE
OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY
ACQUISITION HEREOF, THE HOLDER:

(1)  REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A
UNDER THE SECURITIES ACT (A "QIB"); OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR"
(AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT)
(AN "IAI");

(2)  AGREES THAT IT WILL NOT, (I) WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k)
(TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF
APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS
SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY
SUBSIDIARY THEREOF, (B) TO A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A
QIB IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES
IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D)
PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT
(IF AVAILABLE), (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A
SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE
REGISTRATION OF TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM
THE TRUSTEE) AND AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN
COMPLIANCE WITH THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT
UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE STATE
SECURITIES LAWS, OR (II) AFTER THE TIME PERIOD REFERRED TO UNDER RULE 144(k) (TAKING INTO
ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE
SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, PROVIDE A
REPRESENTATION TO THE COMPANY THAT IT HAS HELD THE SECURITY EVIDENCED BY THIS CERTIFICATE
FOR A PERIOD OF TWO YEARS AND IS NOT AN AFFILIATE (AS SUCH TERM IS DEFINED IN RULE 144
UNDER THE SECURITIES ACT);

(3)  AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST
HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND;

(4)  AGREES THAT IT WILL, IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY OR ANY
INTEREST HEREIN WITHIN THE TIME PERIOD REFERRED TO IN CLAUSE 2(I) OF THIS LEGEND,
COMPLETE AND DELIVER A TRANSFER CERTIFICATE, THE FORM OF WHICH IS AVAILABLE FROM THE
TRUSTEE TO THE TRUSTEE.  AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED
STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S
UNDER THE SECURITIES ACT.  THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO
REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING
RESTRICTIONS.

          The foregoing legend may be removed from this Security on satisfaction of the conditions specified in the Indenture.

                               PG&E CORPORATION

                  9.50% Convertible Subordinated Notes due 2010

     No.
     Issue Date:  ______, 20__       Principal Amount:  $

     PG&E CORPORATION, a California corporation, promises to pay to ___________________
or  registered  assigns,  the  principal  amount  of   _________________ dollars
($               ) on June 30, 2010.

     Interest Payment Dates:  June 30 and December 31, commencing December 31, 2002.

     Record Dates:   June 15 and December 15.

     Reference is hereby made to the further provisions of this Security set forth on the reverse side of this Security, which further provisions shall for all purposes have the same effect as if set forth at this place.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  _____, 20__         PG&E CORPORATION

                        By:

                         Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

U.S. BANK, N.A.,
as Trustee, certifies that this is one
of the Securities referred to in the
within-mentioned Indenture.

By__________________________________
     Authorized Signatory

Dated:  _______ __, 20__

[FORM OF REVERSE OF CERTIFICATED SECURITY IS IDENTICAL TO THE REVERSE OF EXHIBIT A EXCEPT
    THAT THE LAST PAGE THEREOF SHALL NOT BE INCLUDED IN THE CERTIFICATED SECURITY]